                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                     AMENDED

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported)                    May 2, 2000


                                FOCAL CORPORATION
--------------------------------------------------------------------------------
             ( Exact Name of Registrant as Specified in Its Charter)


                                      UTAH
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       000-22968                                          87-0363789
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)



  1415 WEST NORTH ST. #302, ANAHEIM, CA                                 92801
--------------------------------------------------------------------------------
 (Address of principal executive office)                              (Zip code)



                                 (714) 635-8821
--------------------------------------------------------------------------------
               Registrant's Telephone Number, Including Area Code


--------------------------------------------------------------------------------
         (Former Name or Former Address, if changed since last report.)

ITEM 7. Exhibits:

When the original Form 8-K was filed, the letter from the previous accountants had been requested, but not received. This letter has now been received and is attached as an exhibit.




                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FOCAL CORPORATION


 Date: May 12, 2000                         By: /s/ Gerald W. May
                                                --------------------------------
                                                    Gerald W. May
                                                    Treasurer